Exhibit 99.1

Q3 – 2019 INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS 2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy; business and economic conditions; effects of a government shutdown; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; the Company’s inability to negotiate our fees with investors for the purchase of our loans, our obligation to indemnify purchasers or to repurchase the related loans, higher rate of delinquencies and defaults as a result of the geographic concentration of our servicing portfolio, or the impact of interest rates on the value of our mortgage servicing rights; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions, consolidations or other expansion opportunities; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the effects of tax legislation or challenges to our tax position; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; changes in the Company’s management personnel and the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; a cyber-security incident, data breach or a failure of a key information technology system; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information: This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports.

ABOUT NON-GAAP FINANCIAL MEASURES Certain of the financial measures and ratios we present, including “average tangible assets,” “return on average tangible assets,” “average tangible common equity,” “return on average tangible common equity,” “non-interest expense to average assets, adjusted,” “adjusted non-interest expense,” “adjusted efficiency ratio,” “adjusted net income,” “adjusted earnings per share - diluted,” “adjusted return on average tangible assets,” “adjusted return on average tangible common equity,” and “fully taxable equivalent” metrics, are supplemental measures that are not required by, nor presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non- GAAP financial measures alone as measures of our performance. The non- GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non- GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included in the appendix. 3

4 COMPANY OVERVIEW

COMPANY HIGHLIGHTS 5 • Effective execution of client-centered and relationship- based strategies focused on small-to-medium sized businesses and individuals. • Highly granular, well diversified loan portfolio - well positioned to absorb stress while providing excellent risk-adjusted returns. • Attractive deposit base – focused on growing low-cost transaction accounts. • Opportunistic and disciplined manager of capital – dividend, share repurchase and selective M&A. • Operate in strong markets that outperform national averages. • Experienced, respected and accomplished management team and board of directors. • Delivered 61.4% in total shareholder return since our last share buyback in October 2016. INVESTMENT HIGHLIGHTS Headquarters Denver, CO Banking Centers 105 Listing NYSE: NBHC BALANCE SHEET 3Q19 Total Assets (mm) $5,990 Total Loans (mm) $4,402 Total Deposits (mm) $4,734 KEY RATIOS YTD19 ROATA1 1.45% ROATCE1 13.43% Loan / Deposit Ratio 93.0% Efficiency Ratio FTE 60.3% Net Interest Margin FTE 3.98% Tier 1 Leverage 10.89% ¹ Annualized

EFFECTIVE COVERAGE IN ATTRACTIVE MARKETS

Community Banks of Colorado
Where common sense lives.

- 50 banking centers
  - Front Range contributed 96% of Colorado's population growth between 2010 and 2015[1]
  - Denver #2 Best Places to Live *(U.S. News)*
  - Colorado Springs #3 Best Places to live *(U.S. News)*
  - #1 in 'Best Economy' States *(U.S. News)*
  - #1 in Labor Supply *(Forbes)*
  - #8 Best State for Business *(CNBC)*


UT
CO
KS
MO
NM
TX
Salt Lake City
Fort Collins
Denver
Colorado Springs
Lawrence
Kansas City
Taos
Albuquerque
Dallas
Austin

NBHC Banking Center Location

Hillcrest Bank
Where common sense lives.

- 2 commercial banking locations in Texas
- 1 banking center in Utah
- 6 banking centers in New Mexico
  - Dallas: #3 Fastest Growing City *(U.S. Census Bureau)*
  - Austin: #1 Best Places to Live *(U.S. News)*
  - Utah: #2 Best State for Business *(Forbes)*
  - Utah: #2 in 'Best Economy' States *(U.S. News)*

Bank Midwest
Where common sense lives.

- 46 banking centers
  - Overland Park, KS - central hub for the #1 county in Kansas by household income and projected population growth[2]
  - Kansas City, MO #11 Best City for Jobs *(CBS MoneyWatch)*
  - Overland Park, KS #11 on "2018 Top 100 Best Places to Live" *(Livability)*

(1) Colorado State Demography Office – "Colorado's 2016 Population & Economic Overview"
(2) Ranking based on aggregate population growth for 2019-2024

National Bank Holdings CORPORATION
6

OUR MARKETS OUTPERFORM NATIONAL AVERAGES

✔ Equal or better than U.S. average

		U.S.	Denver, CO	CO Front Range	Kansas City, MO	Salt Lake City, UT	Dallas/Austin, TX
Demographics	2019 Population (mm)	329.2	3.0	4.7	2.2	1.2	9.8
	Projected Population 5yr CAGR ('19-'24E)	0.7%	✔ 1.4%	✔ 1.4%	✔ 0.7%	✔ 1.3%	✔ 1.5%
	2019 Median Household Income	$63.2K	✔ $78.3K	✔ $75.8K	✔ $66.8K	✔ $74.9K	✔ $71.4K
	Projected Household Income Growth	8.8%	✔ 10.9%	✔ 9.9%	8.2%	✔ 14.0%	✔ 8.9%
	# of Businesses (000s)	-	114.9	182.7	76.0	43.2	309.0
Economics	Unemployment Rate (August-19)	3.8%	✔ 2.6%	✔ 2.7%	✔ 3.3%	✔ 2.8%	✔ 3.2%
	2017 Real GDP per Capita	$53.6K	✔ $71.2K	✔ $63.6K	✔ $61.2K	✔ $71.8K	✔ $70.5K
	Real GDP 5yr CAGR ('12-'17)	3.9%	✔ 4.5%	✔ 4.5%	3.2%	✔ 4.6%	✔ 5.7%
	Home Price Index 5yr Δ[2]	32.9%	✔ 60.1%	✔ 58.1%	✔ 36.9%	✔ 47.6%	✔ 49.9%
	Building Permit 5yr CAGR ('13-'18)	6.0%	✔ 7.2%	✔ 8.7%	5.3%	✔ 9.5%	✔ 10.1%
Banks	Branch Penetration (per 100k people)	26.1	✔ 21.2	✔ 21.7	31.8	✔ 15.5	✔ 21.0
	Top 3 Combined Deposit Market Share	57%[3]	✔ 53%	✔ 51%	✔ 44%	77%	✔ 57%

Source: FHFA, SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis
Note: "Front Range" statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Sept-19. Front Range unemployment based on a weighted average unemployment and 2019 population for each MSA.
[1]HHI projections based on current dollar values (inflation adjusted)
[2]FHFA home price index based on quarterly all-transaction data as of 6-30-2019
[3]Based on U.S. Top 20 MSAs, population weighted (determined by population)

National Bank Holdings CORPORATION

7

OUR BUSINESS MODEL DRIVES A DIFFERENTIATED CLIENT EXPERIENCE 8 Retail Banking Commercial Banking .. Consultative approach to serving clients by a team of bankers who build relationships by providing solutions that enable client success .. Full suite of treasury management and depository products delivered by dedicated treasury management specialists .. Industry specific specialist banking teams in addition to generalist banking teams .. A broad array of mortgage solutions to meet client needs .. Meaningful scale to meet client needs in an expedient fashion .. A focus on helping clients purchase homes—business model built with majority purchase volume driven financing Residential Banking We are committed to delivering on our Common Sense approach to banking, which is driven by building relationships that are based on fairness and simplicity. Bankers are held accountable for direct contribution to profitability, including retention of clients and credit quality. Digital Wallet Mobile Banking Online Banking Debit Cards Health Savings Accounts Merchant Services Fraud Prevention Business Banking .. Clients are served by local bankers who take the time to know their business in the markets they operate .. Full suite of treasury management and depository products delivered by dedicated treasury management specialists Continuing investment in technology and products to make client access convenient and simple .. Exceptional and personal service for all clients with a clear understanding of client needs in order to deliver value .. Focus on building relationships, not acquiring accounts

9 INVESTMENT HIGHLIGHTS

FINANCIAL GOALS - WE ARE RAISING THE BAR 10 Financial Performance Goals Original Targets Long Term Targets Q3 ‘19 Results Assets ~$6bn - $8bn ~$6bn - $8bn $6bn ROATA > 1.00% > 1.50% 1.51% ROATCE 12% - 14% 14% - 15% 13.68% Dividend Payout Ratio 30% 30 - 40% 28% Efficiency Ratio < 60% < 60% 55.90% Tier 1 Leverage 9% 9% 10.89%   

CAPITAL DEPLOYMENT DRIVES OUTSIZED SHAREHOLDER RETURNS 11 Organic Growth $ 0.4 $ 4.0 4Q12 3Q19 NBHC Originated Loans on Balance Sheet M&A Capital Return .. Since early 2013, we have repurchased 52%, totaling $534mm, of our shares at a weighted-average price of $20.03. .. Increased cash dividend 111% over the past two years. Source: SNL Financial/Bloomberg 1 This chart presents a comparison of NBHC’s performance to the indices named above. It reflects the total return percentage of a share purchased on October 19, 2016 (the date of NBHC’s last share buyback), with dividends reinvested, through November 8, 2019. 2 Past results are not a guarantee of future performance. 61.4% 36.2% 29.4% FDIC-Assisted .. Realized life-to- date economic benefit of an accretable yield increase totaling $299mm. Open Market .. Realized TBV earnback < two years and IRR >20% for Pine River and Peoples transactions. ($ in billions)

CONSISTENT PROGRESS TOWARDS LONG-TERM PROFITABILITY TARGETS 12 Accelerated growth • Total loan originations of $1.3 billion for the trailing 12 month period. • Originated and acquired(2) loans grew 10.7% annualized, 3Q19 over 4Q18, due to organic loan growth. • Expanded net interest margin six basis points to 3.98%, YTD19 over YTD18. • Originated loan yields increased 41 basis points, YTD19 over YTD18. • Cost of deposits increased 21 basis points, YTD19 over YTD18. Expanded efficiency initiatives • Strong expense management culture. • Announced the consolidation of four banking centers that will be completed in 4Q19. Including these consolidations, we will have consolidated or sold 22 banking centers, or 21% of our franchise since mid-2015. Fully Diluted EPS ROATA ROATCE $0.79 $0.53 $1.95 $1.93 $0.73 $0.21 2016 2017 2018 YTD 2019 Non-Adjusted Adjustments $0.79 (1) 5.04% 3.61% 11.60% 13.43% 4.14% 1.16% 2016 2017 2018 YTD 2019 Non-Adjusted Adjustments (1) Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures. (2) Acquired loans not accounted for under 310-30. (1) (1) (1) $1.26 $2.16 $1.93 5.04% 7.75% 12.76% 13.43% 0.57% 0.38% 1.15% 1.45% 0.44% 0.11% 2016 2017 2018 YTD 2019 Non-Adjusted Adjustments 0.57% 0.82% 1.26% 1.45% (1) (1)

Owner Occupied CRE 16% CRE 14% Acquired 310-30 Loans 1% Resi Mortgage 18% Other Consumer 1% C & I 50% Loan Composition ($4.4 Billion) $714 $869 $967 $879 $1,198 $1,285 FY13 FY14 FY15 FY16 FY17 FY18 3Q19 STRONG LOAN GROWTH 13 Highlights . Portfolio built on a relationship banking strategy, with emphasis on depository and treasury management relationships. .. Driven by organic loan originations, year-to-date, originated and acquired loans have grown $323.3 million, or 10.7% annualized. .. Commercial loan originations totaled $869.0 million for the trailing twelve months. .. Acquired ASC 310-30 loans decreased 19.3% during 2019 to $57 million. ($ in millions) (1) Excludes loans held-for-sale $1,037 TTM TTM: Trailing Twelve Months Total Loan Originations(1) Total Loans(1) $1,403 $1,883 $2,385 $2,715 $3,058 $4,021 $4,345 $451 $280 $203 $146 $121 $71 $57 4Q13 4Q14 4Q15 4Q16 4Q17 4Q18 3Q19 $3.2 $2.9 $4.1 $2.6 $1.9 $2.2 $4.4 ($ in millions; totals in billions) 310-30 loans Originated and Acquired loans not accounted for under 310-30

UNIQUELY DIVERSIFIED $4.4 BILLION LOAN PORTFOLIO

Concentrations



Consumer
18.5%
C&I and Owner
Occupied CRE
67.0%
Non Owner-
Occupied CRE
14.5%
12%
9%
5%
4%
4%
4%
4%
3%
2%
2%
2%
1%
1%
12%
4%
3%
2%
2%
1%
4%
16%
2%
1%

C&I and Owner Occupied CRE , 67.0%

- Government & Municipal, 12.5%
- Financial Services/Lender Financing, 9.3%
- Food & Agriculture, 5.4%
- Equipment Leasing, 4.5%
- Educational Services, 3.9%
- Restaurant, 3.8%
- Manufacturing, 3.7%
- Transportation & Warehousing, 3.4%
- Real Estate Rental & Leasing, 2.5%
- Retail Trade, 2.3%
- Materials & Construction Companies, 1.6%
- Wholesale Trade, 1.2%
- Oil & Gas, 1.1%
- All Other C&I, 11.8%

Non Owner Occupied CRE, 14.5%

- Hotel & Lodging, 3.6%
- Office, 3.0%
- Commercial Construction, 1.7%
- Multifamily, 1.6%
- Land Development, 0.9%
- All Other, 3.7%

Consumer, 18.5%

- Residential Sr. Lien, 15.8%
- Residential Jr. Lien, 2.2%
- Consumer, 0.5%

Granular and Well Diversified Loan Portfolio

- Self-imposed concentration limits ensure a granular and diverse loan portfolio and protect against downside risk to any particular industry or real estate sector.
- Individual industry sectors are limited to no more than 15% of total loan commitments, with the majority being 10% or less.
- Non owner-occupied CRE is 96.1% of risk-based capital and no specific property type exceeds 4%.
- New commercial loans originated YTD:
  - Average funding of $762 thousand
  - Weighted average commitment, including unused, of $914 thousand
- Residential loans originated YTD:
  - Average funding of $259 thousand
  - Average FICO of 748
  - Average LTV of 75%
- Top 25 client relationships as of September 2019:
  - Average funded balance of $20 million
  - Average commitment of $25 million

National Bank Holdings CORPORATION
14

0.10% 0.12% 0.02% 0.75% 0.26% 0.21% YE16 YE17 YE18 YTD19 Non energy charge-offs Energy charge-offs Acquired loan charge-offs $18.1 $19.4 $23.8 $24.5 $0.7 $0.9 1.07% 0.66% 0.60% 0.58% 0.65% 0.62% 0.59% 0.56% YE16 YE17 YE18 3Q19 Non-performing loans excl. energy Non-performing loans excl. energy as a % of total loans excl. energy Non-performing energy loans Non-performing loans as a % of total loans 0.46% 0.47% 0.23% 0.27% 0.44% 0.06% 0.02% 0.71% 0.46% 0.60% 0.47% YE16 YE17 YE18 3Q19 Acquired non-performing loans and OREO Non-performing energy loans Non-performing loans, excluding energy Non-performing Asset Composition STRONG CREDIT QUALITY 15 ($ in millions) Non-performing Loans Net Charge-Offs (1) Originated and Acquired Classified Loans $49.7 $33.4 $49.1 $39.4 $12.6 $1.6 $0.7 $0.9 1.9% 1.1% 1.2% 0.9% 2.3% 1.1% 1.2% 0.9% YE16 YE17 YE18 3Q19 Energy loans Loans excluding energy Loans excl. energy as a % of originated and acquired loans excl. energy % of originated and acquired loans 1.61% 0.99% 0.85% 0.02% 0.76% $12.6 Strong allowance for loan losses coverage equal to 152% of non-performing loans.  $1.6 0.85% 0.38% 0.24% (1) As a % of originated and acquired loans (2) Annualized (2) 0.03%

Deposit Composition GROWING LOW COST TRANSACTION ACCOUNTS 16 ($ in billions) $12.0 Growing Low Cost Transaction Accounts $12.0 $12.0 Strong Transaction Deposit Growth Low Cost Deposits $2.5 $2.7 $2.9 $3.5 $3.6 $1.3 $1.2 $1.1 $1.1 $1.1 2015 2016 2017 2018 YTD19 Average Transaction Deposits Average Time Deposits 33% 33% 35% 39% 41% 36% 37% 37% 37% 37% 28% 26% 24% 21% 19% 3% 4% 4% 3% 3% $3.8 $3.9 $4.0 $4.5 $4.7 0% 50% 100% YE15 YE16 YE17 YE18 3Q19 Demand & NOW Savings & MM CDs < $250k CDs >= $250k Total 72% Non- Time 69% Non- Time 70% Non- Time 76% Non- Time 78% Non- Time 0.25% 0.50% 1.50% 2.50% 2.00% 0.18% 0.19% 0.22% 0.25% 0.39% 0.36% 0.36% 0.41% 0.45% 0.67% FY15 FY16 FY17 FY18 3Q19 Fed Funds Rate Cost of Transaction Deposits Cost of Deposits .. Average non-interest bearing demand deposits increased $37.6 million, or 12.9% annualized, from 2Q19 to 3Q19. .. The mix of non-interest bearing demand deposits to total deposits improved to 26.1% from 24.9% in the prior quarter, and the mix of transaction deposits to total deposits improved to 77.5% from 76.9% in the prior quarter. .. Cost of transaction deposits was just 39 basis points in 3Q19. Cost of Deposits increased 21 basis points YTD YoY.

. FTE net interest income totaled $159.2 million and increased $9.1 million, or 6.1% YTD YoY. .. The FTE net interest margin widened six basis points to 3.98% YTD YoY. The yield on earning assets increased 32 basis points, led by a 41 basis point increase in the originated loan portfolio yields due to higher new loan yields, and was partially offset by an increase in cost of funds of 37 basis points. SOLID NET INTEREST MARGIN 17 Net Interest Income(1) $149.7 $152.2 $201.9 $159.2 FY16 FY17 FY18 YTD19 ($ in millions) Net Interest Margin(1) 3.49% 3.50% 3.93% 3.98% FY16 FY17 FY18 YTD19 Net Interest Income Sensitivity(2) -5.42% 3.49% -4.13% 3.05% -100 bps +100 bps 30-Sept-18 30-Sept-19 Highlights (1) Presented on a fully taxable equivalent basis using the statutory rate of 35% for periods prior to 2018 and 21% for 2018 and after. (2)12-month simulated net interest income impact using management’s projected balance sheet and an immediate parallel shift in the yield curve.

Non-Interest Expense (NIE) ($ in millions) Non-Interest Income IMPROVING OPERATING LEVERAGE 18 $21 $40 $39 $71 $62 FY15 FY16 FY17 FY18 YTD19 ($ in millions) 68.63% 68.64% 60.33% 66.97% 65.72% FY17 FY18 YTD19 Non-Adusted Adjusted 2.90% 3.38% 3.10% 2.84% 3.23% FY17 FY18 YTD19 Non-Adjusted Adjusted NIE / Average Assets Efficiency Ratio FTE (1) (1) Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures. (2)Adjusted for Peoples acquisition-related costs and 4Q 2017 deferred tax asset re-measurement charge. See Appendix for a reconciliation of this non-GAAP measure. (3)Includes $2.7 million and $8.0 million of non-recurring Peoples acquisition costs for FY17 and FY18, respectively. (2) (2) (2) (2) YTD19 YTD19 $181 $136 $134 $178 $140 $4 $137 $189 $29 $3 FY12 FY16 FY17 FY18 YTD19 Non-Interest expense Acquisition costs Problem asset workout Gain on OREO sales, net $2 $3 $8 $4 ($4) $136 $210 ($7) $135 ($4) (3) (3)

Investments by Asset Class(1) (3Q19) CONSERVATIVE INVESTMENT PORTFOLIO 19 72% 25% 2% Collateralized Mortgage Obligations - Fixed Rate Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Floating Rate .. 99.9% of portfolio is U.S. agency backed .. Duration contained at 2.4 years .. Other comprehensive income fluctuations minimized by 22% of portfolio in Held-To-Maturity .. Investment portfolio mainly in run-off mode since 4Q13; using cash flows to fund loan growth .. Stable yields helped by limited price premium (1) Excludes FHLB/FRB stock. 9/30/2019 12/31/2018 Book Value Available-for-Sale $660 $810 Held-to-Maturity 190 235 Total Book Value $850 $1,045 Available-for-Sale Unrealized Gains / (Losses) 1 (19) Held-to-Maturity Unrealized Gains / (Losses) 1 (4) Fair Market Value of Portfolio $852 $1,022 Portfolio Yield (spot) 2.27% 2.38% Portfolio Duration 2.4 2.9 Weighted Average Life 2.5 3.1 Portfolio Summary ($ in millions) 1%

20 APPENDIX

EXPERIENCED MANAGEMENT TEAM Whitney Bartelli EVP, Chief Marketing Officer and President, Bank Midwest • 25+ years of financial services experience • Core expertise in branding, marketing and communications; SVP, Retail Brand Strategy at Bank of America; Director, Corporate Partnerships and Brand Management at American Century Investments Christopher Randall EVP, Commercial and Specialty Banking • 25+ years of banking experience • Previously Senior Managing Director, Specialty Banking since 2013 • Director and Founder of CoBiz Structured Finance • Executive of Marquette Financial Companies Patrick Sobers EVP, Business and Consumer Banking and President, Community Banks of Colorado • 30+ years of financial services experience • Several leadership positions at Bank of America, including serving as the Southeast Region’s Consumer Banking Executive; as Customer Service and Solutions Executive; as Premier Banking and Investments Regional Executive for Florida and Georgia (now Merrill Lynch Wealth Management); and as Tampa Market President Ruth Stevenson EVP, Chief Client Executive, Deposit Operations Executive and Regional President • 45+ years of financial services experience • Served in a number of roles with Peoples Bank over an 18-year period • Worked in a variety of roles, including President of a community bank, Director of Retail, Director of a mortgage division and Operations Manager for a mortgage division Brendan Zahl EVP, Residential Banking and Market President • 20+ years of banking experience • Retail, Commercial Deposit and Lending Management at Peoples National Bank; served as Peoples National Bank CEO from 2012-2017 • Progressive leadership growth during 10- year tenure at FirstBank 21 Tim Laney Chairman, President & CEO (37 years in banking) • Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business • Senior management roles in small business, commercial banking, private banking, corporate marketing and change management and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Richard Newfield Chief Risk Management Officer (34 years in banking) • Head of Business Services Credit at Regions Financial • Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Aldis Birkans Chief Financial Officer (20 years in financial industry) • Senior Vice President, Treasurer at NBHC • Vice President, Assistant Treasurer at M&I Bank • Senior Vice President, Corporate and Investment Bank Treasury at Citigroup Zsolt Besskó Chief Administrative Officer & General Counsel (23 years in legal and banking) • Partner with law firm Stinson LLP • Executive Vice President, General Counsel and Secretary at Guaranty Bancorp • Started career at Sullivan & Cromwell LLP

ACCOMPLISHED BOARD OF DIRECTORS 22 NAME TITLE EXPERIENCE Tim Laney Chairman, President and CEO • Former Senior EVP and Head of Business Services of Regions Financial • Former EVP and Management Operating Committee member at Bank of America Ralph Clermont Lead Director / Chairman of the Audit and Risk Committee • Former Managing Partner of the St. Louis office of KPMG LLP Robert Dean Director / Chairman of the Nominating and Governance Committee • Former Senior Managing Director at Ernst & Young Corporate Finance LLC • Former Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Fred Joseph Director • Former Banking and Securities Commissioner for the State of Colorado • Former President of the North American Securities Administrators Association Micho Spring Director • Chair of Global Corporate Practice at Weber Shandwick • Former CEO of Boston Telecommunications Company Burney Warren Director / Chairman of the Compensation Committee • Former EVP and Director of Mergers and Acquisitions of BB&T • Former President and Chief Executive Officer of First Federal Savings Bank Art Zeile Director • CEO of DHI Group, Inc. (NYSE: DHX) • Former CEO and Co-Founder of HOSTING, a pioneer in the cloud hosting space

MANAGEMENT & DIRECTORS 23 NBHC MANAGEMENT & DIRECTORS BENEFICIAL OWNERSHIP(1) PERCENT OF CLASS(2) G. Timothy Laney 731,131 2.33% Aldis Birkans 44,244 0.14% Richard U. Newfield, Jr. 204,366 0.65% Zsolt K. Besskó 59,952 0.19% Ralph W. Clermont 76,851 0.25% Robert E. Dean 31,800 0.10% Fred J. Joseph 13,217 0.04% Micho F. Spring 31,495 0.10% Burney S. Warren, III 33,910 0.11% Art Zeile 8,881 0.01% All current NBHC management and directors as a group (10 persons) 1,235,847 3.91% Beneficial Ownership (as of 9/30/19) (1) Includes unvested restricted shares for which the director or officer has voting power and shares issuable upon the exercise of options. Does not include unvested performance stock units. (2) Calculated in accordance with Item 403 of Regulation S-K, and based on 31,169,086 shares of Class A common stock outstanding and entitled to vote and 136,082 shares of unvested restricted stock entitled to vote.

30-Sep-19 31-Dec-18 31-Dec-17 Net income 60.8 $ 61.5 $ 14.6 $ Add: impact of core deposit intangible amortization expense, after tax 0.7 1.6 3.3 Net income adjusted for impact of core deposit intangible amortization expense, after tax 61.5 $ 63.1 $ 17.8 $ Average assets 5,807.7 $ 5,607.5 $ 4,705.2 $ Less: average goodwill and core deposit intangible, net of deferred tax asset related to goodwill (116.5) (118.5) (52.9) Average tangible assets (non-GAAP) 5,691.2 $ 5,489.0 $ 4,652.3 $ Average shareholders' equity 728.9 $ 662.4 $ 546.7 $ Less: average goodwill and core deposit intangible, net of deferred tax asset related to goodwill (116.5) (118.5) $ (52.9) Average tangible common equity (non-GAAP) 612.4 $ 543.9 $ 493.8 $ Return on average assets 1.40% 1.10% 0.31% Return on average tangible assets (non-GAAP) 1.45% 1.15% 0.38% Return on average equity 11.16% 9.28% 2.67% Return on average tangible common equity (non-GAAP) 13.43% 11.60% 3.61% Fully Taxable Equivalent Yield on Earning Assets and Net Interest Margin: 30-Sep-19 31-Dec-18 31-Dec-17 Interest income 183.0 $ 221.4 $ 164.4 $ Add: impact of taxable equivalent adjustment 3.8 4.5 5.9 Interest income, fully taxable equivalent (non-GAAP) 186.8 $ 225.9 $ 170.3 $ Net interest income 155.4 $ 197.4 $ 146.3 $ Add: impact of taxable equivalent adjustment 3.8 4.5 5.9 Net interest income, fully taxable equivalent (non-GAAP) 159.2 $ 201.9 $ 152.2 $ Average earning assets 5,344.5 $ 5,131.7 $ 4,353.3 $ Yield on earning assets 4.58% 4.31% 3.78% Yield on earning assets, fully taxable equivalent (non-GAAP) 4.67% 4.40% 3.91% Net interest margin 3.89% 3.85% 3.36% Net interest margin, fully taxable equivalent (non-GAAP) 3.98% 3.93% 3.50% As of and for the years ended As of and for the nine months ended As of and for the nine months ended As of and for the years ended RECONCILIATION OF NON-GAAP MEASURES 24 ($ in millions, except per share)

30-Sep-19 31-Dec-18 31-Dec-17 Adjustments to net income: Net income 60.8 $ 61.5 $ 14.6 $ Adjustments (1) - 6.3 20.4 Adjusted net income (non-GAAP) 60.8 $ 67.8 $ 35.0 $ Adjustments to earnings per share: Earnings per share - diluted 1.93 $ 1.95 $ 0.53 $ Adjustments (1) - 0.21 0.73 Adjusted earnings per share - diluted (non-GAAP) 1.93 $ 2.16 $ 1.26 $ Adjustments to return on average tangible assets: Adjusted net income (non-GAAP) 60.8 $ 67.8 $ 35.0 $ Add: impact of core deposit intangible amortization expense, after tax 0.7 1.6 3.3 Net income adjusted for impact of core deposit intangible amortization expense, after tax 61.5 69.4 38.3 Average tangible assets (non-GAAP) 5,691.2 5,489.0 4,652.3 Adjusted return on average tangible assets (non-GAAP) 1.45% 1.26% 0.82% Adjustments to return on average tangible common equity: Net income adjusted for impact of core deposit intangible amortization expense, after tax 61.5 $ 69.4 $ 38.3 $ Average tangible common equity (non-GAAP) 612.4 543.9 493.8 Adjusted return on average tangible common equity (non-GAAP) 13.43% 12.76% 7.75% (1) Adjustments: Non-interest expense adjustments: Non-recurring Peoples acquisition-related expenses - $ 8.0 $ 2.7 $ Tax reform bonuses* - - 0.5 Total pre-tax adjustments (non-GAAP) - 8.0 3.2 Collective tax expense impact - (1.7) (1.2) Deferred tax asset re-measurement - - 18.5 Adjustments (non-GAAP) - $ 6.3 $ 20.4 $ As of and for the years ended As of and for the nine months ended RECONCILIATION OF NON-GAAP MEASURES (cont’d) 25 *Represents a special $1,000 bonus payment to 491 associates made in connection with the Tax Cuts and Jobs Act enacted in 2017. ($ in millions, except per share) As of and for the years ended As of and for the nine months ended

30-Sep-19 31-Dec-18 31-Dec-17 Net interest income 155.4 $ 197.4 $ 146.3 $ Add: impact of taxable equiv alent adjustment 3.8 4.5 5.9 Net interest income, FTE (non-GAAP) 159.2 $ 201.9 $ 152.2 $ Non-interest income 62.5 $ 70.8 $ 39.2 $ Non-interest expense 134.6 $ 189.3 $ 136.7 $ Less: core deposit intangible asset amortization (0.9) (2.1) (5.3) Non-interest expense, adjusted for core deposit intangible asset amortization 133.7 $ 187.2 $ 131.4 $ Non-interest expense, adjusted for core deposit intangible asset amortization 133.7 $ 187.2 $ 131.4 $ Non-recurring Peoples acquisition-related expenses - (8.0) (2.7) Tax reform bonuses* - - (0.5) Adjusted non-interest expense (non-GAAP) 133.7 $ 179.2 $ 128.2 $ Efficiency ratio 61.38% 69.78% 70.80% Efficiency ratio FTE (non-GAAP) 60.33% 68.64% 68.63% Adjusted efficiency ratio FTE (non-GAAP) 60.33% 65.72% 66.97% Non-interest expense 134.6 $ 189.3 $ 136.7 $ Adjustments (non-GAAP)(1) - 8.0 3.2 Adjusted non-interest expense (non-GAAP) 134.6 181.3 133.5 Non-interest expense to av erage assets, adjusted (non-GAAP) 3.10% 3.23% 2.84% As of and for the years ended As of and for the nine months ended RECONCILIATION OF NON-GAAP MEASURES (cont’d) 26 *Represents a special $1,000 bonus payment to 491 associates made in connection with the Tax Cuts and Jobs Act enacted in 2017. ($ in millions, except per share)